UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2020

ALLEGRO MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38581	82-2425125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 319-7676

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 23, 2020, Allegro Merger Corp, (the “Company”) engaged Malone Bailey, LLP (“Malone”) as its principal accountant to review the Company’s financial statements for the quarter ended March 31, 2020. Malone replaced WithumSmith+Brown, PC (“Withum”), who was dismissed as the Company’s principal accountant on the same date. The decision to change principal accountants was approved by the Company’s audit committee.

Withum’s report on the financial statements for each of the past two fiscal years contained an explanatory paragraph relating to the Company’s ability to continue as a going concern as described in the notes to the Company’s consolidated financial statements for each such fiscal year. Withum’s report for each of the past two fiscal years did not otherwise contain an adverse opinion or a disclaimer of opinion and was not otherwise qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the change in principal accountants, the Company did not have any disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) occurred within the Company’s two most recent fiscal years or during the subsequent interim period preceding the change in principal accountants.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the change in principal accountants, the Company did not consult Malone regarding: either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either the subject of a disagreement (as described above) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Withum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report, and requested Withum to furnish a letter addressed to the Commission, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree. The letter furnished by Withum in response to such request is attached to this Current Report as Exhibit 16.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

16.1	Letter from WithumSmith+Brown, PC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2020	ALLEGRO MERGER CORP.

	By:	/s/ Eric S. Rosenfeld
Eric S. Rosenfeld
Chief Executive Officer

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